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                                                                    Exhibit 10.3


                                 LEASE AGREEMENT

                  THIS LEASE AGREEMENT (this "Lease") made and entered into as of this 1st day of February, 1995, by and between AMPOINT, a division of Webb Corporation, an Ohio corporation ("Lessor"), and GLASSTECH, INC., an Ohio corporation ("Lessee").

                                   WITNESSETH:

                  WHEREAS, Lessor desires to lease to Lessee and Lessee desires to lease and take from Lessor the premises identified on Exhibit "C" (the "Premises") and consisting of approximately 43,200 square feet of space located in Building 9, Zone 3, at 350 "J" Street, in that certain industrial park located in Perrysburg Township, Wood County, Ohio, and commonly known as Ampoint Industrial Complex (the "Complex") upon the terms and conditions hereinafter set forth;

                  NOW, THEREFORE, in consideration of the rents herein reserved, the other terms and conditions hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, Lessor and Lessee hereby agree as follows:

                  SECTION 1.  PREMISES.

                  Upon the terms and conditions hereinafter set forth, Lessor hereby leases to Lessee and Lessee hereby hires and takes from Lessor the Premises. In addition, Lessee shall have the non-exclusive right during the Term (as hereinafter defined) for Lessee and its agents, employees, and invitees to use those parking areas adjacent to the Premises and which are designated on Exhibit "A," for the purpose of passenger vehicle (and truck) parking, subject to Section 4.

                  SECTION 2.  TERM.

                  The term of this Lease (the "Term"), shall commence on February 1, 1995, and unless sooner terminated as hereinafter provided, shall end at 11:59 p.m. on January 31, 1998.

                  SECTION 3.  RENT AND SURVIVAL OF OBLIGATIONS.

                  3.1 Lessee shall pay Lessor as base rent (the "Base Rent") for the Premises during the Term of this Lease the total sum of Two Hundred Fifty Two Thousand, Seven Hundred Twenty Dollars ($252,720), payable in monthly installments as set forth on Exhibit "B," each in advance on the first day of each calendar month, in lawful money of the United States of America at the address of Lessor specified for notices to Lessor in Section 34 or at such other place designated from time to time by written notice from Lessor to Lessee, except that the first monthly installment shall be paid at the signing of this Lease. To the extent that the Term commences on a day other than the first day or ends other than on the last day of a calendar month, Base Rent for such month shall be prorated based on the number of days of such month which are included in the Term divided by the total number of days in such month.

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                  3.2 In addition to the Base Rent, during the Term Lessee shall pay to Lessor promptly (and in no event later than twenty (20) days after written request therefor from Lessor or such shorter period provided herein) any and all charges, costs and expenses of every kind and nature whatsoever, other than the Base Rent, payable by Lessee to Lessor, pursuant to this Lease ("Additional Rent"). For the purposes of this Lease, the term "Rent" shall mean Base Rent and Additional Rent.

                  3.3 In the event real estate taxes and assessments payable with respect to the Premises exceed such taxes and assessments paid with respect to the 1994 calendar year, Lessee shall pay as Additional Rent thereafter the entire increase in such real property taxes and assessments attributable to the Premises during the entire period of the Term.

                  3.4 The covenant and obligation of Lessee to pay Rent hereunder shall be unconditional and independent of any other covenant or condition imposed on either Lessor or Lessee whether under this Lease, at law, or in equity.

                  3.5 Any Rent or other amounts payable by Lessee to Lessor which are not paid on or before the date provided in this Lease (or, in the case of amounts due pursuant to Sections 18 or 21, from the date paid, advanced, or expended by Lessor) shall bear interest at a rate equal to the lesser of: (a) the highest rate permitted by law or (b) two percent (2%) per annum above the prime rate published from time to time in the WALL STREET JOURNAL.

                  3.6 Any and all covenants and obligations of Lessee pursuant to this Lease which are not or may not be fully observed and performed by Lessee prior to the termination or expiration of this Lease (by lapse of time or otherwise) shall survive such termination or expiration unless and except to the extent hereafter expressly released by Lessor in writing.

                  SECTION 4.  USE OF PREMISES.

                  4.1 Lessee shall occupy and use the Premises ceramic casting, manufacturing, storage, and for no other purpose whatsoever. Lessee shall not use, occupy, or permit the Premises or any portion thereof to be used or occupied for any illegal purpose or for any business, use or purpose deemed by Lessor to be disreputable or inconsistent with the character, quality, or operation of the Complex as warehouse, distribution, or office facilities. Lessee, in its use and occupancy of the Premises, shall not permit storage or the accumulation of debris of any kind whatsoever on the exterior of the building of which the Premises are a part.

                  4.2 Lessee shall, in its use and occupancy of the Premises and in the exercise of its rights and the observance and performance of its covenants and obligations hereunder, comply at its sole expense with all laws, rules, regulations, orders, permits, and other requirements imposed by federal, state, or local authorities having competent jurisdiction over the subject matter thereof (collectively, "Applicable Legal Requirements") and with the requirements of all policies of insurance of whatsoever nature which Lessor or Lessee are required or permitted to maintain pursuant to this Lease (collectively, "Insurance Requirements") and shall perform all construction of and maintenance, repairs, alterations, additions and

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improvements to the Premises permitted or required by this Lease in a first-class and workmanlike manner.

                  4.3 In its use and occupancy of the Premises, Lessee, its agents, employees, and invitees shall observe faithfully and comply strictly with the reasonable rules and regulations set by Lessor with respect to the Premises as such rules and regulations exist on the date of execution of this Lease and as the same may be amended from time to time hereafter.

                  SECTION 5.  ENVIRONMENTAL MATTERS,

                  5.1 Lessee shall not cause or permit: (i) the presence of any Hazardous Materials (as hereinafter defined) at, in or on the Premises, or (ii) the release on or in, or other contamination of, the Premises with any Hazardous Materials. Lessee shall indemnify, defend, and hold Lessor harmless from and against any and all liability, damage, claims, causes of action, suits, proceedings, costs and expenses (including without limitation reasonable attorneys' and consultants' fees) of every kind or nature (collectively, "Liabilities and Costs"), including, but not limited to, any liability under or pursuant to any Environmental Laws (as hereinafter defined), arising from or related to, or alleged to have arisen from or related to, the use, handling, generation, storage, treatment, disposal, transportation or release of any Hazardous Materials by, or permitted or authorized by, Lessee or its agents, employees, or invitees. The provisions of this Section 5 shall survive the termination or expiration of this Lease.

                  5.2 As used in this Section 5: (i) the term "Hazardous Materials" shall mean asbestos or asbestos-containing materials, polychlorinated byphenyls, urea formaldehyde, or waste, materials, chemicals or other substances the use, disposal, storage, generation or treatment of which is governed or regulated by any Environmental Laws; and (ii) the term "Environmental Laws" shall mean any Applicable Legal Requirements now in effect or hereinafter enacted, published, promulgated or issued relating to any Hazardous Materials, health and safety, or pollution or protection of the environment.

                  SECTION 6.  UTILITIES AND SERVICES.

                  6.1 During the Term, Lessor shall provide water, fire lines, and sanitary sewer services to the Premises and shall charge Lessee therefor as Additional Rent on the same basis and rate from time to time generally charged for similar volume, or rate of water, or sewage to other tenants of the Complex receiving such services and being separately charged therefor. Lessee shall neither take nor suffer or permit any act, whether of commission or omission, which would or might change, alter or modify the type or composition or which would or might materially increase the volume or accelerate the rate of flow of the sanitary sewage to be transported from the Premises from that existing on the commencement date of the Term (without limiting the generality of the foregoing, Lessee shall not use, suffer, or permit the use of, the sanitary sewer system serving the Premises for the transportation of any materials, chemicals or substances other than lavatory wastes). Notwithstanding anything to the contrary in this Section 6.1, Lessor may at any time: (a) dedicate, sell, or otherwise transfer to any governmental or quasi-governmental authority or other person or entity the sanitary sewer system serving the Premises, or (b) elect to have said water, fire lines or sewer services provided to the Premises by a third party, in either of which events Lessee shall thereafter pay all charges

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therefor directly in the same manner provided for other utilities in Section 6.2 and Lessor shall have no further obligation pursuant to this Section 6.1 with respect thereto.

                  6.2 Lessee shall pay as and when due and payable, directly to the utility or third party providing the same, all charges for all gas, electricity, telephone and other utilities, security systems, garbage collection and similar services used or consumed in the Premises during the Term (other than services provided by Lessor pursuant to Section 6.1).

                  SECTION 7.  CONDITION OF PREMISES.

                  Lessee acknowledges and agrees that prior to the execution of this Lease Lessee has inspected the Premises, that Lessee accepts the Premises "as is," and that there have been no representations or warranties made by or on behalf of Lessor with respect to the Premises or with respect to the suitability of the Premises for the conduct of Lessee's business. The taking of possession of the Premises by Lessee shall conclusively establish that the Premises were at that time in satisfactory condition, order, and repair.

                  SECTION 8.  LIABILITY OF LESSOR.

                  8.1 Neither Lessor nor any of its agents, employees, directors or officers shall be liable for any injury, damage, or loss of any nature whatsoever to persons or property (whether of Lessee or any other person) occurring in, upon, or about the Premises, even if such injury, damage, or loss arises out of or is due to or is asserted or alleged to arise out of or be due to any act (whether of commission or omission) of Lessor or any of its agents, employees, directors or officers; excepting any physical injury to persons or physical damage to tangible property of third parties (expressly excluding Lessee) caused solely by the negligence or willful misconduct of Lessor or Lessor's employees acting within the scope of their employment. The liability of Lessor under this Lease shall in any event be strictly limited to the interest of Lessor in the Complex, and Lessor shall not be liable, either personally or otherwise, for any deficiency.

                  8.2 Lessor shall not be responsible for and Lessee shall not be entitled to any compensation or any abatement or diminution of Rent (or the release from any of its other covenants or obligations under this Lease) or be considered to be evicted due to any suspension, interruption or termination of utilities or other services to the Premises, the necessity or desirability of any maintenance, repairs, alterations, additions, improvements or replacements in or to the Premises or the Complex, the existence, imposition or enforcement of any Applicable Legal Requirements or Insurance Requirements, or the existence pursuant to Section 26 of any event of force majeure.

                  SECTION 9.  INDEMNIFICATION OF LESSOR BY LESSEE.

                  Lessee shall indemnify, defend, and hold Lessor harmless from and against any and all Liabilities and Costs (including without limitation claims for injury to any person or damage to property of Lessor, Lessee, or any third party), whenever arising on or after the date hereof arising out of or due to, or asserted or alleged to arise out of or be due to, any act (whether of commission or omission) of Lessee or any of its agents, employees, or invitees with respect to the Premises or in the exercise of Lessee's rights or the observance or performance

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of Lessee's covenants and obligations under this Lease (or in breach or excess thereof) or the use or occupancy of the Premises by Lessee or any of its agents, employees, or invitees, whether or not any such Liabilities or Costs are asserted by an agent, employee, or invitee of Lessee, and whether or not any such Liabilities or Costs are based upon negligence; provided, however, that Lessee shall not be responsible to indemnify, defend or hold Lessor harmless with respect to any Liabilities or Costs caused solely by the negligence or willful misconduct of Lessor or Lessor's employees acting within the scope of their employment. Lessor shall have the right (but shall have no obligation) to conduct its own defense with attorneys of its own selection, and Lessor shall have the absolute right to approve or disapprove in its sole discretion any settlement or compromise proposed by Lessee with any third party relating to any claim asserted against or alleged liability of Lessor.

                  SECTION 10.  INSURANCE.

                  10.1 At all times during the Term, Lessor at its sole expense shall maintain fire and extended coverage insurance on a replacement cost basis with such co-insurance and deductible provisions as Lessor may elect from time to time covering the Premises; provided, however, that any such policy or policies shall not insure the contents of the Premises which are the property of any party other than Lessor or any improvements or installations made by Lessee. Lessor may at its sole election obtain such insurance under a blanket insurance policy or policies which cover not only the Premises but other properties. All claims under such policies may be adjusted and all proceeds thereof shall be received by and belong to Lessor only and Lessee shall have no rights thereto or interest therein.

                  10.2 At all times during the Term, Lessee shall maintain at its sole expense commercial general liability insurance (including without limitation broadened coverage provisions insuring liability for explosion, collapse, and damage to underground property) against claims for personal injury, bodily injury, wrongful death and property damage occurring upon, in or about the Premises or the Complex endorsed to cover all contractual and other liabilities of Lessee pursuant to this Lease, affording at a minimum insurance protection with a combined single limit of not less than $3,000,000. Such insurance shall be underwritten by a reputable insurance company licensed to do business in the State of Ohio and reasonably approved by Lessor. Lessor (and at Lessor's request any mortgagees of the Premises) shall be named as an additional insured on each such policy with the same single limit of coverage any additional premium therefor to be paid by Lessee. Each such policy of insurance shall to the extent obtainable at no extra premium provide: (a) that any claim shall be payable notwithstanding any act, whether of commission or omission, negligent or otherwise, of Lessor or Lessee, or of any agent, employee, or invitee of either of them, which act might otherwise result in the forfeiture of the insurance afforded by such policy and (b) that the policy will not be canceled or modified to reduce coverage as to risk, amount or named insured without at least fifteen (15) days prior written notice to both Lessor and Lessee. Certificates evidencing such insurance and all replacements thereof shall be delivered to Lessor prior to the commencement of the Term, and thereafter, promptly and in no event later than fifteen (15) days prior to the expiration of the policy being replaced. All certificates of insurance must indicate thirty (30) days of cancellation or non-renewal to be provided to Lessor.

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                  SECTION 11.  WAIVER OF SUBROGATION.

                  Each policy of insurance required by either Sections 10. 1 or
10.2 shall provide an unconditional waiver and release by the insurer of any and all claims and rights (including without limitation any and all rights of subrogation) which said insurer might otherwise have against Lessor or Lessee, as the case may be, for any casualty or liability insured by said insurance even if such casualty or liability shall be caused or contributed to by any act (whether of commission or omission, negligent or otherwise) of Lessor or Lessee, as the case may be, or its agents, employees, invitees, or anyone for whom it may be responsible (any additional premium or expense for which shall be paid by Lessee or in the case of the insurance provided in Section 10.1 reimbursed to Lessor by Lessee).

                  SECTION 12.  DAMAGE AND DESTRUCTION.

                  12.1 In the event of any damage to or destruction of the Premises or any portion thereof (or any building of which the Premises may then be part) by fire or other casualty ("Damage or Destruction"), Lessor shall have the obligation, to the extent and only to the extent of any recovery under the fire and extended coverage insurance maintained by Lessor from time to time with respect to the Premises, to repair or restore the Premises (as applicable) as promptly and reasonably as possible (after first allowing a sufficient period for the exercise of any right pursuant to Section 12.2). There shall be no abatement or diminution of Rent with respect to any deprivation of Lessee of the use or occupancy of the Premises or of any common areas of the Premises whatsoever in connection with any such Damage or Destruction for the period in which any portion of the Premises is unusable.

                  12.2 Notwithstanding anything contained in Section 12.1 to the contrary, in the event of any Damage or Destruction which, in the judgment of a reputable architect (the "Architect") selected by Lessor within thirty (30) days thereof, cannot reasonably be repaired or restored within a period of six (6) months of the occurrence of such Damage or Destruction, Lessor and (only in the event of Damage or Destruction to the Premises) Lessee shall each have the right to terminate this Lease by notice to the other party within ten (10) days after notice of the determination by the Architect. Lessor may (but shall have no obligation to) request a determination by the Architect unless Lessee shall, within five (5) days after any Damage or Destruction occurs with respect to the Premises request in writing to Lessor that such determination be made, in which event such determination shall be made at Lessee's expense. In the event of the termination of this Lease pursuant to this Section 12.2: (a) such termination shall be effective sixty (60) days after the giving of such notice to terminate,
(b) there shall be no abatement or diminution of Rent prior to the date of such termination, and (c) Lessor shall have no obligation to repair or restore the Premises.

                  SECTION 13.  EMINENT DOMAIN.

                  13.1 If the Premises shall be permanently taken as a result of or in lieu of condemnation or eminent domain, this Lease shall terminate upon the transfer of title in connection therewith.

                  13.2 If any of the following events occur: (a) any portion, but less than all of the Premises (or any building of which the Premises may then be a part), shall be permanently

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taken as a result of or in lieu of condemnation or eminent domain and as a result of such event structural alterations or reconstruction of a portion of the Premises are necessary or desirable in Lessor's judgment, or (b) as a result of any such event specified in Subsection 13.2(a) hereof or as a result of any other portion or portions of the Complex being so taken or as a result of all or any portion of the Premises or the Complex being temporarily so taken, the area of the Premises (as the case may be) remaining after such taking (taking into consideration the period of time involved if a temporary taking), is such as to render continued operation of either the Premises or the Complex economically unfeasible by Lessor, then Lessor may at its sole option terminate this Lease by notice given to Lessee within thirty (30) days after the latter of the following: (i) the date upon which the proposed taking by such entity as a result of or in lieu of condemnation or eminent domain becomes final or (ii) the date upon which title to or possession of such portion of the Premises or Lessee's interest in such portion of the Premises transfers to such entity. If any of the foregoing events shall have occurred and this Lease is not terminated by Lessor pursuant to this Section 13.2, this Lease shall be and remain in full force and effect for the balance of the Term except that Base Rent shall abate in the proportion which that portion of the Premises of which Lessee is so deprived (if any, and only for the period of deprivation in the event of a temporary taking) bears to the entire Premises.

                  13.3 Lessor shall be entitled to receive the entirety of any and all proceeds, awards, damages, or other compensation received in connection with such taking and Lessee shall have no right to share in such proceeds, awards, damages, or other compensation. Lessee hereby forever assigns to Lessor all right, title, and interest which Lessee may now or hereafter have in any such proceeds, awards, damages, or other compensation whatsoever; provided, however, that nothing in this Section 13 shall preclude Lessee from separately claiming or receiving from any such person, if legally payable, compensation for the taking of Lessee's tangible property and for Lessee's removal and relocation costs to the extent that the same are specifically and separately awarded by not otherwise.

                  SECTION 14.  LIENS AND ENCUMBRANCES.

                  Lessee shall not suffer or permit any lien or encumbrance whatsoever to exist upon the Premises or the Complex or any of Lessee's right, title, or interest in this Lease by reason of any act (whether of commission or omission) of Lessee or any of its agents, employees, or invitees. If any such lien or encumbrance suffered or permitted by Lessee shall at any time exist; (a) Lessee shall cause any such lien or encumbrance suffered or permitted by Lessee to be removed by bonding or discharge within fifteen (15) days after notice from Lessor to do so, and (b) Lessee shall at Lessee's sole cost and expense defend Lessor against any action, suit or proceeding which may be brought thereon for the enforcement of the same, and shall indemnify, defend, and hold Lessor, the Premises and the Complex, harmless from and against any and all Liabilities and Costs and all judgments, liens, or charges arising by reason of or in connection with any such action, suit, or proceeding.

                  SECTION 15.  MAINTENANCE AND REPAIR.

                  15.1 Lessor shall, at its sole expense (except to the extent chargeable to Lessee pursuant to Section 6.1) make all repairs necessary to maintain in as good condition as on the date hereof the roof, gutters and downspouts, foundation, floor slab, exterior walls (excluding

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 windows, window frames, doors, door checks, door jams, overhead doors and operators, door and window locks and hardware, and all glass), and structural supporting columns. Lessor shall have no obligation to make any such repairs until the expiration of a reasonable period of time after written notice that such repair is needed is received by Lessor from Lessee. Lessor shall to the extent reasonably feasible make all repairs required to be made by Lessor in such a manner as will not unreasonably interfere with Lessee's use and occupancy of the Premises. Lessor shall not be liable or responsible for any injury or inconvenience to or interference with Lessee's use or occupancy of the Premises or Lessee's business arising from the making of any repairs, alterations, additions, or improvements in or to the Premises or to any fixtures, appurtenances, or equipment therein and there shall be no abatement or diminution of Rent by virtue of any such repairs, alterations, additions, or improvements. Nothing in this Section 15.1 shall relieve Lessee from any liability to Lessor pursuant to this Lease for any damage to the Premises or the Complex caused by Lessee or any of its agents, employees, or invitees.

                  15.2 Lessee shall at its sole expense take good care of the Premises and the fixtures, appurtenances, and equipment therein and shall keep the same in good order and condition, excepting only normal wear and tear and those matters as to which Lessor has the obligation to repair pursuant to
Section 12.1 or Section 15.1. Lessee shall not permit the accumulation of garbage, rubbish, or other waste upon, in, or about the Premises.

                  15.3 Lessee shall at its sole cost and expense replace plate glass and glass in doors in the Premises and shall repair or replace windows, window frames, door checks, door jams, door and window locks and hardware, overhead doors and operators, and any door operators in the Premises. In the event Lessee substitutes tangible personal property or fixtures for any portion of the Premises, the personal property or fixtures so substituted shall be included under this Lease as part of the Premises.

                  SECTION 16.  ALTERATIONS.

                  Lessee shall have the right at its sole expense to make from time to time non-structural alterations, additions, improvements, and replacements in and to the Premises; provided, however, that Lessee shall have first obtained the written consent of Lessor in each instance. Lessee shall comply with all terms and conditions established by Lessor in connection with Lessor's consent. Lessee shall have no right to make any structural alterations, additions, improvements, or replacements in or to the Premises.

                  SECTION 17.  POSSESSION AND REMOVAL OF PROPERTY.

                  All alterations, additions, improvements and replacements made by Lessee in and to the Premises as permitted or required by this Lease (including without limitation Sections 15.2 and 16) shall become the property of Lessor automatically upon construction or installation in the Premises and without any payment to Lessee. Upon or before the termination or expiration of this Lease, Lessee shall have the right to remove all of its furniture and other personal property located upon, in, or about the Premises; provided, however, that Lessee shall at its own expense repair any damage or injury caused to the Premises by such removal. At the request of Lessor and at Lessee's sole expense, Lessee shall remove any alterations, additions, improvements, and replacements made by Lessee in and to the Premises as permitted or required

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by this Lease and shall restore the Premises to their condition prior to the time such alterations, additions, improvements, or replacements were made.

                  SECTION 18.  LESSOR'S RIGHT TO PERFORM LESSEE'S COVENANTS.

                  If Lessee shall at any time fail or refuse to perform any of its covenants or obligations hereunder, Lessor shall have the right upon five
(5) days' prior notice to Lessee, but shall not be obligated, to perform such covenant or obligation without waiving or releasing Lessee from any liability. All sums paid, advanced, or expended by Lessor pursuant to this Section 18 shall be repaid to Lessor by Lessee on demand.

                  SECTION 19.  SUBORDINATION AND ATTORNMENT; ESTOPPEL
                               CERTIFICATE.

                  This Lease is subject and subordinate to any and all mortgages and other financings (and modifications) and to any dedication to any governmental or quasi-governmental authority of a fee interest or easement in the Premises for public rights of way, public utilities and related facilities, or any similar purpose which may now or hereafter affect the Premises. Lessee shall execute such estoppel certificates, attornments, and other instruments in connection therewith as reasonably requested by Lessor or any such mortgagee or other holder. The holder of any interest to which this Lease is subordinate or any such purchaser or transferee shall not be (a) subject to any offsets or deficiencies which Lessee might be entitled to assert against Lessor, (b) bound by any payment of rent by Lessee to Lessor for more than one (1) month in advance, or (c) bound by any amendment or modification to this Lease made without the consent of such mortgagee or other holder. The provisions of this
Section 19 shall be self-operative, and no further instrument of subordination shall be required by the mortgagee or other holder of any interest to which this Lease is subordinate. Lessee agrees, however, whenever requested to do so upon reasonable notice by Lessor, to execute such instruments and documents reasonably necessary or desirable to confirm the provisions of this Section 19.

                  SECTION 20.  SIGNS.

                  Lessee shall not place, install, affix, or permit any sign of any nature on the exterior or in the windows of the Premises without first obtaining the written consent of Lessor. All such approved signs shall be installed and maintained by Lessee in compliance with all Applicable Legal Requirements. Lessee shall pay all expenses and all license and permit fees relating to the installation and maintenance of authorized signs and shall pay all expenses for removal and costs of repairs resulting therefrom.

                  SECTION 21.  SURRENDER OF PREMISES.

                  21.1 Upon the expiration or termination of this Lease (by lapse of time or otherwise), Lessee shall deliver up and surrender the Premises to Lessor, together with all additions, alterations, improvements and replacements thereto (whether the same shall have been made by Lessor or Lessee and without compensation or credit whatsoever to Lessee) in broom clean condition and in good order and repair, normal wear and tear which Lessee is not obligated under this Lease to repair only excepted, failing which Lessor may restore the Premises to such condition, order, and repair at Lessee's sole expense payable by Lessee to Lessor within ten (10) days after the date upon which Lessee receives an invoice from Lessor. In connection with such delivery and surrender of the Premises, Lessee shall subject to Section

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17 hereof remove all personal property located upon, in or about the Premises whether belonging to Lessee or any person claiming under or through Lessee and any such personal property not so removed by Lessee upon the termination of this Lease (or in the case of any termination of this Lease by Lessor other than by lapse of time within ten (10) business days after notice of such termination) shall be considered abandoned by Lessee and Lessor may dispose of the same as it deems expedient without any liability therefor to Lessee or any third party, at Lessee's sole expense, payable by Lessee to Lessor within ten (10) days after the date upon which Lessee receives an invoice from Lessor. Lessee shall deliver up and surrender the Premises to Lessor at the end of the Term of this Lease without notice of any kind and Lessee hereby waives all right to any such notice as may be provided under any present or future laws.

                  21.2 Upon the expiration or termination of this Lease (by lapse of time or otherwise), Lessee shall, if no Event of Default (as hereinafter defined) then exists, have the right prior to such expiration or termination to remove any trade fixtures owned by Lessee installed upon, in or about the Premises and Lessee shall promptly repair and restore the Premises to their condition prior to the time such trade fixtures were so installed. In any event, Lessee shall at Lessee's sole expense remove any and all such trade fixtures at Lessor's request and shall so repair and restore the Premises.

                  SECTION 22. RIGHT OF LESSOR TO CHANGE PUBLIC PORTIONS OF
                              PROJECT.

                  At any time Lessor shall have the right in its sole and absolute discretion: (a) to change and to relocate the common areas of the Complex from time to time; provided, however, that in no event shall Lessor make any change which shall diminish the area of the Premises or which shall unreasonably deprive Lessee of access to the Premises, and (b) to change the name of the Complex from time to time hereafter and Lessor shall have no obligation for any loss or damage to Lessee by reason thereof.

                  SECTION 23. HOLDOVER.

                  23.1 If, at the expiration of the Term, Lessee continues to occupy the Premises with the written consent of Lessor, Lessee shall be a tenant from month to month at a monthly base rent equivalent to 150% of Base Rent paid by Lessee at the expiration of the then Term of this Lease, subject to all of the other terms and conditions of this Lease and Lessee shall perform all of Lessee's covenants and obligations hereunder (including without limitation all obligations to pay Additional Rent as provided herein).

                  23.2 If, at the expiration of the Tenn or other termination of this Lease, Lessee continues to occupy the Premises without the written consent of Lessor or if no new agreement shall have been entered into by the parties hereto, Lessee shall be a tenant at will only and such continued occupancy shall not defeat Lessor's right to possession of the Premises at any time with or without notice. In such event, Lessee shall pay to Lessor all damages sustained by reason of Lessee's retention or possession of the Premises after such expiration.

                  SECTION 24.  DEFAULT.

                  24.1 Any of the following shall constitute an event of default by Lessee under this Lease ("Event of Default"):

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

                  a. the failure of Lessee to pay Rent or any other amounts payable by Lessee hereunder at the time and in the manner provided herein;

                  b. the failure of Lessee to perform any other covenant or obligation or to comply with any other term or condition imposed upon Lessee under this Lease, if such failure shall continue for a period of ten (10) days after Lessee receives written notice thereof from Lessor;

                  c. if Lessee becomes insolvent (either in the bankruptcy sense or equity sense), makes an assignment for the benefit of creditors, applies for the appointment of a trustee, liquidator, or receiver of any substantial part of its assets, or commences any proceeding relating to itself under any bankruptcy, reorganization, arrangement, or similar law; or

                  d. if any such application is filed, any such proceeding is commenced against Lessee and Lessee indicates its consent thereto, or an order is entered appointing any such trustee, liquidator, or receiver, or approving a petition in any such proceeding and with such order remaining in effect for sixty (60) days.

                  24.2 If an Event of Default shall have occurred, then, in addition to all other rights and remedies which Lessor may have whether hereunder, at law, or in equity, Lessor may by three (3) days' prior notice to Lessee terminate this Lease or without terminating this Lease and without notice re-enter the Premises by summary proceedings or otherwise and in any event may dispossess Lessee. No re-entry or taking of possession of the Premises by Lessor shall be construed as an election on Lessor's part to terminate this Lease, unless a written notice of such intention is given to Lessee. Lessee agrees to be and remain liable for: (a) all Rent and other charges and sums due hereunder; and (b) all Liabilities and Costs that may be based upon any breach of or default under any of the terms, covenants, obligations, and conditions of this Lease by Lessee which liability shall survive the termination of this Lease, the re-entry of Lessor, and the issuance of any action to secure possession of the Premises. Lessor shall have the right to maintain successive actions against Lessee for recovery of all Liabilities and Costs or for said Rent and other charges and sums payable hereunder as and when said Rent and other charges and sums are payable hereunder and Lessor shall not be required to wait to begin such actions or legal proceedings until the date this Lease would have expired. In the event of re-entry, Lessor may, on behalf of Lessee, or, if this Lease is terminated, on its own behalf, without being obliged to do so in either event, relet the Premises, in whole or in part, for any period for any sum (including without limitation any rental concession and rent-free occupancy) which it may deem reasonable to any tenant which it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate. In the event of reletting, Lessor may apply the rent therefrom first to the payment of its expenses (including without limitation attorneys' fees) in reletting the Premises or any part thereof, commissions, and the repair, improvement and alteration of the Premises or the portions so leased, and then to the payment of Rent and all other charges and sums due from Lessee hereunder, Lessee remaining liable for any deficiency. The failure of Lessor to relet, or if relet, to collect the rent under such reletting, shall not release or affect Lessee's liability hereunder for all Liabilities and Costs. Lessee waives all right and privilege of redemption of the Premises or continuation of this Lease which it might otherwise have hereunder, at law, or in equity after an Event of Default.

                  SECTION 25.  RIGHT OF ACCESS.

                  25.1 Lessor, any mortgagee or holder of any interest in the Premises or the Complex, and their agents and employees shall have the right to enter any portion of the Premises at all reasonable times for the purpose of examining and inspecting the Premises, for any purpose whatsoever related to the safety and preservation of the Premises, exhibiting the same to any prospective purchaser or mortgagee or tenant, making such repairs, replacements, alterations, or improvements to the Premises or the Complex as Lessor may deem necessary or desirable, and performing or carrying out any of Lessor's rights under this Lease.

                  25.2 Lessor shall have the right to erect, use, and maintain in and through the Premises plumbing and electrical pipes, conduits, wire, heating, ventilating, and air-conditioning ducts serving the Complex as Lessor shall deem necessary or desirable in and through the Premises providing that installation will not unreasonably interfere with Lessee's use of the Premises.

                  SECTION 26.  FORCE MAJEURE.

                  Lessor shall have no responsibility or liability whatsoever for and shall be excused from the observance or performance of any covenant or obligation of Lessor hereunder (including without limitation Lessor's obligations pursuant to Section 6.1 hereof) to the extent that the same is rendered impossible, impracticable or economically unfeasible in whole or in part, by an act of God (including without limitation lightning, storm, flood, tornado or earthquake); fire; explosion; Applicable Legal Requirements (including without limitation any prohibition or restriction upon the charges which may be made by Lessor to Lessee or other tenants or third parties receiving the types of services contemplated by Section 6.1 hereof); strikes; lockouts; shortages of labor, fuel or materials; acts of the public enemy; war (declared or undeclared); riot or insurrection; the discontinuation, suspension, or interruption of or interference with any utility service supplied to Lessor or Lessee by any third party; or any other cause or circumstance beyond the control of Lessor. In no event shall any such delay or hindrance in or prevention from the performance of any such covenant or obligation constitute a termination of this Lease or the eviction of Lessee from the Premises. Lessor shall in no event be required to settle or compromise any strike, lockout or other labor difficulties or disputes, the resolution thereof being within the sole discretion of Lessor.

                  SECTION 27.  RIGHTS AND REMEDIES CUMULATIVE.

                  No right or remedy specified herein or otherwise conferred upon or reserved to Lessor or Lessee, as the case may be, shall be considered exclusive of any other right or remedy, but the same shall be cumulative and shall be in addition to every other right and remedy whether hereunder, at law, or in equity, and every such right and remedy may be exercised by Lessor or Lessee as the case may be from time to time and as often as occasion may arise or as may be deemed expedient.

                  SECTION 28.  WAIVER.

                  No waiver by either party to this Lease of any default or breach by the other party in the performance of any of the covenants or obligations of such other party under this Lease shall be deemed to have been made unless contained in writing executed by the party waiving the breach or default. No such consent or waiver shall be deemed or construed to be a consent to or waiver of any other such breach or default. Failure or delay on the part of either party hereto to complain of any act (whether of commission of omission) of the other party hereto or to declare a breach of or default under this Lease, irrespective of how long such failure or delay continues, shall not constitute a waiver by such party hereto of its rights hereunder. No acceptance by Lessor of any payment of Rent or other amount due or owing under this Lease shall be deemed a waiver of any default or breach by Lessee in the performance of any of Lessee's covenants or obligations under this Lease. The receipt by Lessor of less than the full Rent due under this Lease shall not be construed to be other than a payment on account of Rent then due under this Lease, nor shall any statement on Lessee's check or any letter accompanying Lessee's check be deemed an accord and satisfaction with respect to any such Rent, and Lessor may accept such payment without prejudice to Lessor's right to recover the balance of Rent due or to pursue any other rights and remedies provided in this Lease, at law, or in equity. No act (whether of commission or omission) of Lessor or Lessor's agents, employees, directors or officers during the Term of this Lease shall be deemed an acceptance of the surrender of the Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by Lessor.

                  SECTION 29.  MORTGAGEE'S APPROVALS, CONSENT AND REQUIREMENTS.

                  Any provisions of this Lease requiring the approval or consent of Lessor shall not be deemed to have been unreasonably withheld if any mortgagee or other holder of an interest in the Premises or any portion thereof shall refuse or withhold its approval or consent thereto. Any requirement of Lessor pursuant to this Lease which is imposed pursuant to the direction of any mortgagee of the Premises or any portion thereof shall be deemed to have been reasonably imposed by Lessor if made in good faith.

                  SECTION 30.  SUCCESSORS AND ASSIGNS.

                  This Lease shall be binding upon and shall inure to the benefit of Lessor and Lessee and their respective heirs, administrators, executors, successors, and permitted assigns.

                  SECTION 31.  THIRD PARTY RIGHTS.

                  Nothing herein expressed or implied is intended to or shall be construed to confer upon or give to any person or entity other than the parties hereto any right or remedy under or by reason of this Lease.

                  SECTION 32.  TIME OF THE ESSENCE,

                 Time is of the essence of this Lease and each and every term and condition hereof.

                  SECTION 33.  BROKERS.

                  Lessee represents and warrants to Lessor that it has negotiated this Lease solely and directly with Lessor and that no other person or entity assisted in or brought about on Lessee's behalf the negotiation of this Lease in the capacity of broker, agent, finder or originator. Lessee agrees to indemnify and hold harmless Lessor from any Liabilities and Costs that may be based upon or may be asserted or alleged to be based upon any broker's or agent's commission or finder's or originator's fee or any other compensation to any person or entity with respect to the transaction contemplated by this Lease where such Liabilities and Costs arise out of or are asserted or alleged to arise out of any act (whether of commission or omission) of Lessee or any of its agents, employees, officers and directors.

                  SECTION 34.  NOTICES.

                  34.1 All notices and other communications required or permitted hereunder to be given by either party to the other party shall be in writing and shall be deemed to have been given if delivered personally to a corporate officer or managing agent of such other party or two (2) days after mailed by certified or registered mail, postage prepaid, return receipt requested, and addressed to such other party as follows:

If to Lessor:              AMPOINT
                           P.O. Box 9040
                           Toledo, Ohio 43697-9040
                           Attention:  Susan W. Webb

If to Lessee:              GLASSTECH, INC.
                           995 4th Street - Ampoint
                           Perrysburg, Ohio 43551

or to such other address or representative as may be designated from time to time by such other party by notice given in the manner provided in this Section
34.1 or with respect to Lessee by leaving said notice at the Premises.

                  34.2 In the event that the Premises or any part thereof are now or at any time hereafter during the Term subject to a mortgage or other interest and provided that Lessee has been notified in writing of the name and address of the holder thereof, Lessee shall, as long as said mortgage interest shall exist, simultaneously with the giving of any notice to Lessor give a copy of said notice to the mortgagee or other holder of said interest.

                  SECTION 35.  FLOOR LOAD.

                  Lessee shall not place or permit to be placed upon any floor of the Premises any item of any nature or items the aggregate weight of which shall exceed the floor's rated floor load limit of one thousand pounds (1,000 lbs.) per square foot.

                  SECTION 36.  ASSIGNMENT AND SUBLETTING.

                  Lessee shall not assign or in any manner transfer this Lease or any estate or interest therein or sublet the Premises or any part thereof without the prior written consent of

Lessor in each instance, which consent shall not be unreasonably withheld. Notwithstanding any assignment or subletting, Lessee shall at all times remain fully responsible and liable for the performance of all of Lessee's covenants and obligations under this Lease. Lessee shall not mortgage, pledge or otherwise encumber its interest or estate in this Lease or in the Premises. The consent of Lessor to any assignment, subletting, or transfer shall not constitute a waiver of Lessor's right to consent to any subsequent assignment, subletting, or transfer.

                  SECTION 37.  QUIET ENJOYMENT.

                  Upon observing and performing the covenants and obligations on Lessee's part to be observed and performed under this Lease, Lessee shall and may peaceably and quietly have, hold, and enjoy the Premises during the Term without any hindrance of any person whomsoever claiming by or through Lessor, subject, however, to all the terms and provisions of this Lease.

                  SECTION 38.  SEVERABILITY.

                  If any term or condition of this Lease or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Lease and the application of such term or condition to any other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

                  SECTION 39.  ENTIRE AGREEMENT: NO ORAL MODIFICATIONS.

                  Lessor and Lessee acknowledge and agree that as between them there are no terms, conditions, covenants, obligations, representations, or warranties, expressed or implied, collateral or otherwise, forming part of or in any way affecting or relating to this Lease, except as expressly set forth herein, and that this Lease constitutes the entire agreement between them. This Lease may not be modified, amended, or supplemented, except by a subsequent agreement in writing, executed by both Lessor and Lessee.

                  SECTION 40.  APPLICABLE LAW.

                  This Lease has been executed in the State of Ohio and shall be governed in all respects by the laws of the State of Ohio.

                  SECTION 41.  EXECUTION.

                  This Lease shall become effective when it has been signed by a duly authorized officer or representative of each of the parties and has been delivered to the other party hereto. This Lease is being executed simultaneously in multiple counterparts. Each fully executed counterpart shall be deemed an original and it shall not be necessary in making proof of this Lease to produce or account for more than one such counterpart.

                  SECTION 42.  CAPTIONS AND EXHIBITS.

                  The section captions contained in this Lease are for convenience of reference only and are not intended and shall not be deemed or construed to limit, enlarge or affect the scope or meaning of this Lease or any term or condition hereof. Section references are TO the corresponding Sections of this Lease. All capitalized references to "Exhibit" in this Lease shall mean the corresponding exhibit attached to, and made a part of, this Lease.

                  SECTION 43.  MEMORANDUM OF LEASE.

                  Each of the parties hereto agrees that it shall not publicly record this Lease. Each of the parties agrees to execute and deliver, upon the request of the other party hereto, a memorandum of this Lease in form and substance reasonably satisfactory to each party hereto ("Memorandum of Lease") which may be publicly recorded by either party.

                  SECTION 44.  RELOCATION

                  44.1 Lessor shall have the right at any time from the date of this Lease through the end of the Term, inclusive, to relocate the Premises or any part thereof to another part of the Complex upon the following conditions:
(1) the Premises or such part thereof as so relocated shall be substantially the same in size, dimensions, configuration, decor and nature as the Premises or such part thereof before such relocation, and shall be placed in that condition by Lessor at its sole cost and expense, (2) Lessor shall give Lessee at least thirty (30) days written notice of Lessor's intention to so relocate the Premises or such part thereof, (3) the physical relocation of the personal property of Lessee upon, in and about the Premises or such part thereof at the time of such relocation shall be accomplished (a) at the sole cost and expense of Lessor, and (b) in a manner so as to interrupt and inconvenience Lessee and its use and occupancy of the premises or such part thereof to the minimum extent reasonably possible, and (4) if the Premises or such part thereof as so relocated comprise a greater amount of rentable space than that in the Premises or such part thereof before such relocation, the Base Rent shall be increased by a proportion equal to the proportion of such increase in such rentable space.

                  44.2 Upon the occurrence of any such relocation pursuant to
Section 44.1, the parties hereto shall immediately execute an amendment to this Lease reflecting the relocation of the Premises and the increase of Base Rent, if any, and at the request of either party hereto an amendment to the Memorandum of Lease (as defined in Section 43), if any, which amendment to the Memorandum of Lease may thereafter be recorded by either party.

                  SECTION 45.  SECURITY DEPOSIT.

($6,840) as security for the full and faithful performance of each of the obligations and covenants imposed upon Lessee under this Lease. If Lessee shall default in the payment of Rent or in the performance of any other covenant or obligation, Lessee hereby authorizes Lessor, at Lessor's election, without notice and without terminating this Lease, to apply the funds so deposited as security in the payment of any Rent due hereunder or in remedying any other default hereunder. Any action taken by Lessor under this Section 45 shall not be construed to be a waiver of any other rights or remedies of Lessor whether under this Lease, at law, or in equity, or any of Lessor's rights in case of any subsequent default to enforce any such right or remedy including without limitation the rights and remedies set forth in this Section 45. If said security or any part thereof is used, applied, or retained in curing any such default, Lessee upon demand shall immediately deposit with Lessor as additional security an amount in cash equal to the amounts so used, applied, or retained, and if Lessee shall fail to do so, such failure shall constitute a default under this Lease, affording Lessor the same rights and remedies as a default in payment of Rent. Within sixty (60) days after the expiration of the Term, whether by lapse of time or otherwise, provided Lessee shall not be in default under this Lease and shall have complied with all of the covenants and obligations imposed upon Lessee under this Lease, including, without limitation, the yielding up of the immediate possession of the Premises to Lessor, Lessor shall upon being furnished with affidavits and other satisfactory evidence by Lessee that Lessee has paid all bills incurred by Lessee in connection with Lessee's performance of all such covenants and obligations, return to Lessee said sum on deposit or such portion thereof then remaining on deposit with Lessor hereunder. No interest shall be payable on Lessee's security deposit, which deposit shall not be held in trust by Lessor and may be co-mingled with Lessor's other funds.

                  IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Lease on the day and year first above written.

                                             AMPOINT,
                                             a division of Webb Corporation

                                             By: /s/ Susan W. Webb
                                                 -------------------------------
                                                    Susan W. Webb, President

                                             GLASSTECH, INC.

                                             By: /s/ Thomas Hulane
                                                 -------------------------------

                                                V.P. Manufacturing (Title)
                                                ------------------